UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 4, 2003

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31293 (Commission File Number)	77-0487526 (I.R.S. Employer Identification Number)

2450 Bayshore Parkway

Mountain View, CA 94043

(650) 316-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.	OTHER EVENTS

See the attached Press Release dated March 4, 2003.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

99.1	Press Release dated March 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE:	March 5, 2003	By:	/s/ RENEE F. LANAM
Renee F. Lanam Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Text of Press Release dated March 4, 2003.